Share Capital	12 Months Ended
Dec. 31, 2022
Share Capital [abstract]
Share capital

16. Share capital

On January 29, 2021, the Company completed a bought deal public offering of 10,253,128 common shares at a price of $3.31 CAD per common share for aggregate gross proceeds of approximately $26.7 million or $33.94 million CAD, which included the partial exercise by the underwriters of the over-allotment option granted by the Company to the underwriters. As part of the bought deal public offering, approximately $1.7 million in transaction costs were incurred and offset against share capital.

On May 17, 2021, the Company entered into an at-the-market offering agreement (the “May 2021 ATM Agreement”) where the Company may at its discretion and from time-to-time during the term of the May 2021 ATM Agreement, sell in the United States, through its agent, such number of common shares of the Company as would result in aggregate gross proceeds of up to $50.0 million. As at December 31, 2022, the Company has received aggregate gross proceeds of $42.0 million through issuance of 39,536,834 common shares from the May 2021 ATM Agreement, with approximately $1.6 million in transaction costs incurred and offset against share capital.

On October 21, 2021, the Company closed a non-brokered private placement with Sandstorm for gross proceeds of $2.5 million through issuance of 3,346,542 of the Company’s common shares priced at approximately $0.94 CAD per share. As part of the non-brokered private placement, approximately $0.1 million in transaction costs were incurred and offset against share capital, and 200,793 common shares and 200,793 warrants for approximately $0.2 million and $0.1 million, respectively, were issued to the Company’s advisor and offset against share capital where each warrant is exercisable for one common share at an exercise price of $0.94 CAD for a period of two years starting November 22, 2021.

On March 24, 2022, the Company closed a non-brokered private placement with Sandstorm for gross proceeds of $2.5 million through issuance of 2,120,000 of the Company’s common shares priced at approximately $1.50 CAD per share.

On June 24, 2022, the Company closed a non-brokered private placement with Sandstorm for gross proceeds of $2.2 million through issuance of 3,170,000 of the Company’s common shares priced at approximately $0.90 CAD per share.

On September 23, 2022, the Company closed a non-brokered private placement with Sandstorm for gross proceeds of $2.6 million through issuance of 5,140,000 of the Company’s common shares priced at approximately $0.66 CAD per share.

On December 19, 2022, the Company closed a non-brokered private placement with Sandstorm for gross proceeds of $2.6 million through issuance of 4,770,000 of the Company’s common shares priced at approximately $0.74 CAD per share.

a. Authorized

Authorized share capital consists of an unlimited number of common and preferred shares.

	December 31,	December 31,
	2022	2021

Issued
204,455,721 (2021: 165,145,187) common shares	$449,374	$423,098
Nil (2021: Nil) preferred shares	-	-
	$449,374	$423,098

Each non-voting preferred share is convertible, at the holder’s option, without payment of any additional consideration by the holder thereof, initially on a one-to-one basis into common shares, subject to adjustment, and in accordance with the terms of the non-voting preferred shares.

b. Stock option plan

The number of shares reserved for issuance under the Company’s stock option plan is limited to 10% of the number of common shares which are issued and outstanding on the date of a particular grant of options. Under the plan, the Board of Directors determines the term of a stock option to a maximum of 10 years, the period of time during which the options may vest and become exercisable as well as the option exercise price which shall not be less than the closing price of the Company’s share on the Toronto Stock Exchange on the date immediately preceding the date of grant. The Compensation Committee determines and makes recommendations to the Board of Directors as to the recipients of, and nature and size of, share-based compensation awards in compliance with applicable securities law, stock exchange and other regulatory requirements.

A summary of changes in the Company’s outstanding stock options is presented below:

		Year ended		Year ended
		December 31,		December 31,
		2022		2021
		Weighted		Weighted
		average		average
		exercise		exercise
	Number	price	Number	price
	(thousands)	CAD	(thousands)	CAD

Balance, beginning of year	12,579	$2.81	10,659	$3.45
Granted	3,750	1.20	3,700	1.70
Exercised	-	-	(90)	2.39
Expired	(3,962)	2.56	(1,690)	4.43
Balance, end of year	12,367	$2.40	12,579	$2.81

The following table summarizes information on stock options outstanding and exercisable as at December 31, 2022:

	Weighted
	average		Weighted		Weighted
	remaining		average		average
Exercise	contractual		exercise		exercise
price	life	Outstanding	price	Exercisable	price
CAD	(years)	(thousands)	CAD	(thousands)	CAD

$0.01 to $1.00	2.78	300	$0.71	100	$0.71
$1.01 to $2.00	1.83	6,900	1.47	3,450	1.55
$3.01 to $4.00	1.31	5,167	3.74	5,167	3.74
		12,367	$2.40	8,717	$2.84

c. Share-based payments

The weighted average fair value at grant date of the Company’s stock options granted during the year ended December 31, 2022 was $0.43 (2021: $0.60).

The Company used the Black-Scholes Option Pricing Model to estimate fair value using the following weighted-average assumptions:

	Year ended	Year ended
	December 31,	December 31,
	2022	2021

Expected stock price volatility (1)	68%	68%
Risk free interest rate	1.78%	0.56%
Expected life	3 years	3 years
Expected forfeiture rate	3.53%	2.66%
Expected dividend yield	0%	0%

Share-based payments included in cost of sales	$-	$-
Share-based payments included in general and administrative expenses	2,487	4,030
Total share-based payments	$2,487	$4,030

(1)	Expected volatility has been based on historical volatility of the Company’s publicly traded shares.

d. Warrants

The warrants that are issued and outstanding as at December 31, 2022 are as follows:

Number of	Exercise	Issuance	Expiry
warrants	price (CAD)	date	date
1,074,999	3.12	Oct 2018	Oct 1, 2023
200,793	0.94	Nov 2021	Nov 22, 2023
1,275,792

e. Restricted share units:

The Company has a Restricted Share Unit Plan under which eligible directors, officers and key employees of the Company are entitled to receive awards of restricted share units. Each restricted share unit is equivalent in value to the fair market value of a common share of the Company on the date of grant with the value of each cash settled award charged to compensation expense over the period of vesting. At each reporting date, the compensation expense and associated liability (which is included in trade and other long-term liabilities in the consolidated statement of financial position) are adjusted to reflect changes in market value. As at December 31, 2022, nil (2021: 122,466) restricted share units are outstanding at an aggregate value of nil (2021: $0.1 million).

f. Deferred share units:

The Company has a Deferred Share Unit Plan under which eligible directors of the Company receive awards of deferred share units on a quarterly basis as payment for 50% to 100% of their director fees earned. Deferred share units are settled in either cash or common shares at the Company’s discretion when the director leaves the Company’s Board of Directors. The Company recognizes a cost in director fees and a corresponding increase in equity reserve upon issuance of deferred share units. As at December 31, 2022, 1,409,069 (2021: 878,744) deferred share units are issued and outstanding.